NATIXIS EQUITY FUNDS

Supplement dated September 15, 2008, to Natixis Equity Funds Class Y Prospectus dated May 1, 2008, as may be revised and supplemented from time to time.

This document supplements the Natixis Equity Funds Class Y Prospectus dated May 1, 2008, as revised and supplemented from time to time (the “Prospectus”), to update certain information with respect to the Hansberger International Fund and Vaughan Nelson Small Cap Value Fund and to update certain other information relating to all the Funds included in the Prospectus.

Effective immediately, the date of the Prospectus with respect to the Hansberger International Fund and Vaughan Nelson Small Cap Value Fund is hereby amended to September 15, 2008. With respect to each other Fund included in the Prospectus, the date of the Prospectus remains May 1, 2008.

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Effective immediately, the first paragraph of the “More About Risk” section is amended and restated as follows:

Each Fund has principal investment strategies that come with inherent risks. The principal risks of investing in each Fund are described in each Fund’s summary under “Principal Investment Risks.” The following is a list of non-principal risks to which each Fund may be subject because of its investment in various types of securities or engagement in various practices.

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Effective immediately, the first paragraph of the “Meet the Funds’ Investment Adviser” section is amended and restated as follows:

The Natixis Funds family (as defined below) currently includes 22 mutual funds. The Natixis Funds family had combined assets of $25.9 billion as of June 30, 2008. Natixis Funds are distributed through Natixis Distributors, L.P. (the “Distributor”). This Prospectus covers Class Y shares of the Natixis Income Funds (the “Funds” or each a “Fund”), which, along with the Natixis Equity Funds, Natixis Diversified Portfolios, Loomis Sayles Global Markets Fund, Loomis Sayles Growth Fund, Loomis Sayles Research Fund, Loomis Sayles Value Fund, Natixis Cash Management Trust — Money Market Series (the “Money Market Fund”), Gateway Fund and Delafield Select Fund currently constitute the “Natixis Funds.”

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Effective immediately, the first paragraph of the sub-section “Adviser” within the “Meet the Funds’ Investment Adviser” section is amended and restated as follows:

Natixis Advisors, located at 399 Boylston Street, Boston Massachusetts 02116, serves as the adviser to each of the Funds, except for AEW Real Estate Fund (for which AEW serves as adviser) CGM Advisor Targeted Equity Fund (for which CGM serves as adviser) and the Gateway Fund (for which Gateway serves as adviser). Natixis Advisors is a subsidiary of Natixis Global Asset Management, L.P. (“Natixis US”) (formerly IXIS Asset Management US Group), which is part of Natixis Global Asset Management (formerly IXIS Asset Management Group), an international asset management group based in Paris, France. Natixis Global Asset Management is ultimately owned principally by three large French financial service entities: Natixis, an investment banking and financial services firm which is publicly traded on Euronext in Paris; the Caisse d’Epargne, a financial institution owned by French regional savings banks known as the Caisse d’Epargne, and Banque Federale des Banques Populaires, a financial institution owned by regional cooperative banks known as the Banque Populaires. Natixis US has 14 principal subsidiary or affiliated asset management firms that collectively had over $293.3 billion in assets under management at June 30, 2008. Natixis Advisors oversees, evaluates, and monitors the subadvisory services provided to each Fund except for AEW Real Estate Fund, CGM Advisor Targeted Equity Fund and Gateway Fund. It also provides general business management and administration to each Fund except for AEW Real Estate Fund, CGM Advisor Targeted Equity Fund and Gateway Fund. Natixis Advisors does not determine what investments will be purchased or sold by the Funds. The subadvisers listed below make the investment decisions for their respective Funds.

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Effective immediately, the third paragraph of the sub-section “Sub-Advisers” within the “Meet the Funds’ Investment Adviser” section is amended and restated as follows:

Hansberger, located at 401 East Las Olas Boulevard, Suite 1700, Fort Lauderdale, Florida 33301, serves as a subadviser to the Hansberger International Fund. Established in 1994, Hansberger is a subsidiary of Natixis US. Hansberger managed approximately $8.3 billion in assets as of June 30, 2008, and specializes in international investing, managing institutional separate portfolios and mutual funds.

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Effective immediately, the sixth paragraph of the sub-section “Sub-Advisers” within the “Meet the Funds’ Investment Adviser” section is amended and restated as follows:

Vaughan Nelson, located at 600 Travis Street, Suite 6300, Houston, Texas 77002, serves as subadviser to the Vaughan Nelson Small Cap Value Fund. Vaughan Nelson is a subsidiary of Natixis US. Originally founded in 1970, Vaughan Nelson focuses primarily on managing equity and fixed-income funds for clients who consist of foundations, university endowments and corporate retirement and family/individual core funds. As of June 30, 2008, Vaughan Nelson had $8.4 billion in assets under management.

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Effective immediately, the sub-section “Hansberger” within the “Meet the Funds’ Portfolio Managers” section is amended and restated as follows:

Trevor Graham

Trevor Graham has co-managed the international growth segment of the Hansberger International Fund since August 2005. Mr. Graham, Vice President — Research of Hansberger, joined Hansberger in 2004. Prior to joining Hansberger, he was an analyst at Phillips, Hager & North Investment Management Ltd. Mr. Graham received a Bachelor of Commerce Degree in International Finance from the University of Victoria. He holds the designation of Chartered Financial Analyst and has over 12 years of investment experience.

Ronald Holt

Ronald Holt has co-managed the international value segment of the Hansberger International Fund since August 2003. Mr. Holt, CEO and Co-CIO — Value Team, joined Hansberger in 1997. Prior to assuming the role of CEO and Co-CIO — Value Team, he was a senior research analyst and portfolio manager at Hansberger. Mr. Holt received a B.A. from Columbia University and an M.B.A. in Finance from New York University’s Stern School of Business. He holds the designation of Chartered Financial Analyst and has over 17 years of financial services experience.

Barry A. Lockhart

Barry A. Lockhart has co-managed international growth segment of the Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Lockhart, Senior Vice President — Research of Hansberger, joined Hansberger in 1999. Mr. Lockhart received an M.B.A. and a Bachelor of Commerce Degree from McMaster University. He holds the designation of Chartered Financial Analyst and has over 19 years of financial services experience.

Lauretta Reeves

Lauretta (Retz) Reeves has co-managed the international value segment of Hansberger International Fund since August 2003. Ms. Reeves, Co-CIO — Value Team, joined Hansberger in 1996. Ms. Reeves received a B.S. from Florida International University and an M.B.A. from Nova-Southeastern University. She holds the designation of Chartered Financial Analyst and has over 21 years of investment experience.

Patrick H. Tan

Patrick H. Tan has co-managed the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tan, Vice President — Research of Hansberger, joined Hansberger in 1999. Mr. Tan received a B.A. from the University of Toronto and has over 14 years of investment-related experience.

Thomas R.H. Tibbles

Thomas R.H. Tibbles has led the management team for the international growth segment of Hansberger International Fund since March 2002. He also manages other Hansberger mutual funds. Mr. Tibbles, CIO — Growth Team, joined in 1999. He received a Bachelor of Commerce Degree with distinction from the University of Toronto, Trinity College. Mr. Tibbles holds the designation of Chartered Financial Analyst and has over 21 years of financial services experience.

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Effective immediately, the sub-section “Vaughan Nelson” within the “Meet the Funds’ Portfolio Managers” section is amended and restated as follows:

Chris D. Wallis

Chris D. Wallis has co-managed Vaughan Nelson Small Cap Value Fund since March 2004. Mr. Wallis, a Senior Portfolio Manager of Vaughan Nelson, joined Vaughan Nelson in 1999. Mr. Wallis received a B.B.A. from Baylor University and an M.B.A. from Harvard Business School. Mr. Wallis holds the designation of Chartered Financial Analyst and has over 16 years of investment/financial analysis and accounting experience.

Scott J. Weber

Scott J. Weber has co-managed Vaughan Nelson Small Cap Value Fund since April 2004. Mr. Weber, a Portfolio Manager of Vaughan Nelson, joined Vaughan Nelson in 2003. Prior to joining Vaughan Nelson he was a Vice President of RBC Capital Markets. Mr. Weber received a B.S. from the University of the South and an M.B.A. from Tulane University. He has over 11 years of investment management and financial analysis experience.

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Effective immediately, the second paragraph of the sub-section “Transactions with Other Investment Companies” within the “Meet the Funds’ Investment Adviser” section is amended and restated as follows:

Pursuant to such exemptive relief, the Funds may also borrow and lend money for temporary or emergency purposes directly to and from other Funds through an interfund credit facility. In addition to the Funds and the Central Funds, series of the following mutual fund groups may also be able to participate in the facility: Natixis Funds Trust I (except the CGM Advisor Targeted Equity Fund series), Natixis Funds Trust II, Natixis Funds Trust III, Natixis Funds Trust IV, Harris Associates Investment Trust, Loomis Sayles Funds I, Loomis Sayles Funds II and Gateway Trust. The advisers and subadvisers to these mutual funds currently include Natixis Advisors, Reich & Tang, Loomis Sayles, AEW Management and Advisors, L.P., BlackRock Investment Management, LLC (“BlackRock”), Dreman Value Management, LLC (“Dreman”), Gateway Investment Advisers, LLC, Hansberger Global Investors, Inc., Harris Associates, L.P. and Vaughan Nelson Investment Management, L.P. Each of these advisers and subadvisers (except BlackRock and Dreman) are subsidiaries of Natixis US and are thus “affiliated persons” under the 1940 Act by reason of being under common control by Natixis US. In addition, because the Funds, and other funds, are advised by firms that are affiliated with one another, they may be considered to be related companies comprising a “group of investment companies” under the 1940 Act. The Central Funds will participate in the credit facility only as lenders. Participation in such an interfund lending program would be voluntary for both borrowing and lending funds, and a Fund would participate in an interfund lending program only if the Board of Trustees determined that doing so would benefit a Fund. Should a Fund participate in such an interfund lending program, the Board of Trustees would establish procedures for the operation of the program by the advisers or an affiliate. The Funds may engage in the transactions described above without further notice to shareholders.

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Effective immediately, the “Tax Consequences” section is amended and restated as follows:

Except where noted, the discussion below addresses only the U.S. federal income tax consequences of an investment in a Fund and does not address any foreign, state or local tax consequences.

Each Fund intends to meet all requirements under Subchapter M of the Internal Revenue Code of 1986, as amended (the “Code”) necessary to qualify for treatment as a “regulated investment company” and thus does not expect to pay any federal income tax on income and capital gains that are distributed to shareholders.

Taxation of Distributions from the Funds. For federal income tax purposes, distributions of investment income are generally taxable to Fund shareholders as ordinary income. Taxes on distributions of capital gains are determined by how long a Fund owned the investments that generated them, rather than how long a shareholder has owned his or her shares. Distributions attributable to the excess of net long-term capital gains from the sale of investments a Fund owned for more than one year over net short-term capital losses and that are properly designated by the Fund as capital gain dividends (“Capital Gain Dividends”) will generally be taxable to a shareholder receiving such distributions as long-term capital gain. Distributions attributable to the excess of net short-term capital gains from the sale of investments that a Fund owned for one year or less over net long-term capital losses will be taxable as ordinary income.

For taxable years beginning before January 1, 2011, distributions of investment income designated by a Fund as derived from “qualified dividend income” will be taxed in the hands of individuals at the rates applicable to long-term capital gain provided holding period and other requirements are met at both the shareholder and Fund levels. Income generated by investments in fixed income securities, REITs and derivatives generally is not eligible for treatment as qualified dividend income.

For taxable years beginning before January 1, 2011, long-term capital gain rates applicable to individuals have been temporarily reduced, in general to 15%, with lower rates applying to taxpayers in the 10% and 15% rate brackets.

Dividends and distributions declared by a Fund in October, November or December of one year and paid in January of the next year generally are taxable in the year in which the distributions are declared, rather than the year in which the distributions are received.

Fund distributions are taxable to shareholders even if they are paid from income or gains earned by a Fund before a shareholder’s investment (and thus were included in the price the shareholder paid for his or her shares). Such distributions are likely to occur in respect of shares purchased at a time when a Fund’s net asset value reflects gains that are either unrealized or realized but not distributed. In addition, Fund distributions are taxable whether shareholders receive them in cash or in additional shares.

Sales or Exchanges of Fund Shares. A redemption, sale or exchange of Fund shares (including an exchange of Fund shares for shares of another Natixis Fund or Money Market Fund) is a taxable event and will generally result in the recognition of gain or loss. Gain or loss, if any, recognized on a redemption, sale, exchange or other disposition of Fund shares generally will be taxed as long-term capital gain or loss if the shares are capital assets in the shareholder’s hands and the shareholder held the shares for more than one year.

Taxation of Certain Investments. A Fund’s investments in foreign securities may be subject to foreign withholding and other taxes. In that case, the Fund’s yield on those securities would be decreased. Shareholders generally will not be entitled to claim a credit or deduction with respect to foreign taxes incurred by a Fund, except that a Fund investing more than 50% of its assets in foreign securities, such as the Hansberger International Fund, may elect to permit shareholders to claim a credit or deduction for their respective pro rata shares of qualifying foreign taxes paid by or withheld from amounts paid to the Fund. In such a case, shareholders will be required to include as gross income from foreign sources their pro rata shares of such taxes, and each shareholder’s ability to claim a foreign tax credit or deduction for such foreign taxes will be subject to generally applicable limitations imposed by the Code, which may result in a shareholder not getting a full credit or deduction for the amount of such taxes.

In addition, a Fund’s investments in foreign securities and foreign currencies may be subject to special tax rules that have the effect of increasing or accelerating a Fund’s recognition of ordinary income and may affect the timing or amount of a Fund’s distributions.

A Fund’s investments in certain debt obligations or REITs may cause that Fund to recognize taxable income in excess of the cash generated by such obligations. Thus, a Fund could be required to liquidate investments, including at times when it is not advantageous to do so, in order to satisfy its distribution requirements.

Non-U.S. Shareholders. In general, dividends (other than Capital Gain Dividends) paid to a shareholder that is not a “U.S. person” within the meaning of the Code (a “Foreign Person”) are subject to withholding of U.S. federal income tax at the rate of 30% (or lower applicable treaty rate). For further information, Foreign Persons should consult the SAI.

A Fund, such as the AEW Real Estate Fund, that holds significant interests in REITs may be treated as a U.S. real property corporation (“USRPHC”) for federal income tax purposes. If a Fund that is a USRPHC makes distributions to a Foreign Person that are in turn attributable to distributions from a REIT of gains from the disposition of U.S. real property interests, such Fund distributions may be subject to U.S. tax withholding and may also result in the Foreign Person being required to file a U.S. tax return and pay tax on the distributions at regular U.S. federal income tax rates. In addition, a Fund that is a USRPHC may be required withhold U.S. tax on the proceeds of share redemptions by certain Foreign Persons, in which case such Foreign Persons would also be required to file U.S. tax returns.

Backup Withholding. Each Fund is required in certain circumstances to apply backup withholding on taxable dividends, redemption proceeds and certain other payments that are paid to any shareholder (including a shareholder who is neither a citizen nor a resident of the U.S.) if the shareholder does not furnish to the Fund certain information and certifications or the shareholder is otherwise subject to backup withholding. The backup withholding tax rate is 28% for amounts paid on or before December 31, 2010 and will be 31% for amounts paid after December 31, 2010. Backup withholding will not, however, be applied to payments that have been subject to the 30% withholding tax applicable to shareholders who are neither citizens nor residents of the United States.

Please see the SAI for additional information on the federal income tax consequences of an investment in a Fund. You should consult your tax adviser for more information on your own situation, including possible foreign, state, local or other applicable taxes.

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Effective immediately, the following information is inserted into the “Financial Performance” section:

The financial highlights tables are intended to help you understand each Fund’s financial for the last five years (or, if shorter, the period of the Fund’s operations). Certain information reflects financial results for a single Fund share. The total returns in the table represent the return that an investor would have earned (or lost) on an investment in Class Y shares of the Fund (assuming reinvestment of all dividends and distributions). This information for the six months ended June 30, 2008 has not been audited. The annual and semi-annual reports are incorporated by reference into the SAI, both of which are available free of charge upon request from the Distributor.

		Income (Loss) from Investment Operations:			Less Distributions:
	Net asset value, beginning of period	Net investment income (loss)(a)	Net realized and unrealized gain (loss)	Total from investment operations	Dividends from net investment income	Dividends from net realized capital gains	Total distributions	Redemption fees(h)
VAUGHAN NELSON SMALL CAP VALUE FUND
Class Y
6/30/2008(i)	$22.20	$0.03	$(0.29)	$(0.26)	$—	$(0.03)	$(0.03)	$0.00
12/31/2007	20.91	0.04	1.25	1.29	—	—	—	0.00
12/31/2006(e)	19.02	0.02	1.87	1.89	—	—	—	—

(a)	Per share net investment income (loss) has been calculated using the average shares outstanding during the period.
(b)	The investment adviser agreed to reimburse a portion of the Fund’s expenses and/or reduce its management fee during the period. Without this reimbursement/fee reduction, if applicable, expenses would have been higher.
(c)	Had certain expenses not been reduced during the period, if applicable, total return would have been lower.
(d)	Represents total expenses prior to advisory fee reduction and/or reimbursement of a portion of the Fund’s expenses, if applicable.
(e)	From commencement of class operations on August 31, 2006 through December 31, 2006.
(f)	Computed on an annualized basis for periods less than one year, if applicable.
(g)	Includes expense recapture of 0.04%.
(h)	Amount rounds to less than $0.01 per share, if applicable.
(i)	For the six months ended June 30, 2008.

			Ratios to average net assets:
Net asset value, end of period	Total return (%)(c)	Net assets, end of period (000’s)	Net expenses (%)(b)(f)		Gross expenses (%)(d)(f)		Net investment income (loss) (%)(f)	Portfolio turnover rate (%)
$21.91	(1.1)	$35,856	1.10		1.10		0.30	57
$22.20	6.1	$1,241	1.19	(g)	1.19	(g)	0.17	78
20.91	9.9	427	1.35		1.90		0.35	88